FINANCING ARRANGEMENTS	6 Months Ended	12 Months Ended
	Mar. 31, 2013	Sep. 30, 2012
Financing Arrangements
FINANCING ARRANGEMENTS

Note 5 — Financing Arrangements

We have a committed revolving credit agreement with a group of financial institutions in the amount of $200.0 million, expiring in May 2017 (Revolving Credit Agreement). The available line of credit on the Revolving Credit Agreement is reduced by any letters of credit issued under the agreement. As of March 31, 2013, there were borrowings of $25.0 million outstanding under this agreement. Our borrowings under the Revolving Credit Agreement bear interest at a variable rate (1.6% at March 31, 2013). In addition, there were letters of credit outstanding under the Revolving Credit Agreement totaling $43.6 million, which reduce the available line of credit to $131.4 million.

We have a secured letter of credit facility agreement with a bank (Secured Letter of Credit Facility) which expires in March 2014. At March 31, 2013, there were letters of credit outstanding under this agreement of $60.5 million. In support of the Secured Letter of Credit Facility, we placed $68.8 million of our cash on deposit in the U.K. as collateral in a restricted account with the bank providing the facility. We are required to leave the cash in the restricted account so long as the bank continues to maintain associated letters of credit under the facility. The maximum amount of letters of credit currently allowed by the facility is $62.6 million, and any increase above this amount would require bank approval and additional restricted funds to be placed on deposit. We may choose at any time to terminate the facility and move the associated letters of credit to another credit facility. Letters of credit outstanding under the Secured Letter of Credit Facility do not reduce the available line of credit available under the Revolving Credit Agreement.

On March 12, 2013, we entered into a note purchase and private shelf agreement pursuant to which we agreed to issue $100.0 million of senior unsecured notes, bearing interest at a rate of 3.35% and maturing on March 12, 2025. Notes with an aggregate principal amount of $50.0 million were purchased on March 12, 2013. Notes with the remaining aggregate principal amount of $50.0 million were purchased on April 23, 2013. In addition, pursuant to the agreement, we may from time to time issue and sell, and the purchasers may in their sole discretion purchase, within the next three years, additional senior notes in aggregate principal amount of up to $25.0 million that will have terms, including interest rate, as we and the purchasers may agree upon at the time of issuance.

Note 10—Financing arrangements

Long-term debt consists of the following (in thousands):

	September 30,
	2012	2011	2010	2009

Unsecured notes payable to a group of insurance companies, with annual principal payments of $4.0 million due in November. Interest at 6.31% is payable semiannually in November and May.	$8,000	$12,000	$16,000	$20,000
Mortgage note from a U.K. financial institution, with quarterly installments of principal and interest at 6.48%	3,503	3,918	4,494	5,124

	11,503	15,918	20,494	25,124
Less current portion	(4,561)	(4,541)	(4,545)	(4,554)

	$6,942	$11,377	$15,949	$20,570

Maturities of long-term debt for each of the five years in the period ending September 30, 2017, are as follows: 2013—$4.6 million; 2014—$4.6 million; 2015—$0.6 million; 2016—$0.6 million; 2017—$0.6 million.

Interest paid amounted to $7.4 million, $1.1 million, $1.4 million and $1.8 million in 2012, 2011, 2010 and 2009, respectively. Interest paid in 2012 included $5.9 million of interest in connection with our payment to the U.S. District Court in April 2012 for an arbitration award with the Ministry of Defense for the Armed Forces of the Islamic Republic of Iran (See Note 16 for further information.)

The terms of the notes payable include provisions that require and/or limit, among other financial ratios and measurements, the permitted levels of debt and tangible net worth and coverage of fixed charges. At September 30, 2012, this agreement leaves consolidated retained earnings of $375.1 million available for the payment of dividends to shareholders, purchases of our common stock and other charges to shareholders' equity. As a result of our restatement, we have been unable to comply with covenants requiring us to provide our lenders with audited financial statements and interim financial information on a timely basis. However, we have entered into amendments to our financing arrangements which have included waivers to extend the dates by which the Company is required to deliver its audited financial statements and interim financial information to December 31, 2012, and as such we are not in default under our lending arrangements or credit agreements.

We maintain short-term borrowing arrangements in New Zealand and Australia totaling $0.5 million New Zealand dollars (equivalent to approximately $0.4 million) and $10 million Australian dollars (equivalent to approximately $10.4 million) to help meet the short-term working capital requirements of our subsidiaries in those countries. At September 30, 2012, no amounts were outstanding under these borrowing arrangements.

In May 2012 we entered into a committed five-year revolving credit agreement with a group of financial institutions in the amount of $200 million, expiring in May 2017 (Revolving Credit Agreement). This five-year revolving credit agreement replaced a revolving credit agreement in the amount of $150 million which would have expired in December 2012. The available line of credit is reduced by any letters of credit issued under the Revolving Credit Agreement. As of September 30, 2012, there were no borrowings under this agreement; however, there were letters of credit outstanding under the agreement totaling $23.5 million, which reduce the available line of credit to $176.5 million.

On January 12, 2012 we entered into a secured letter of credit facility agreement with a bank (Secured Credit Facility). At September 30, 2012 there were letters of credit outstanding under this agreement of $64.3 million. In support of the Secured Letter of Credit Facility, we have $68.7 million of our cash on deposit in the U.K. as collateral in a restricted account with the bank providing the facility. We are required to leave the cash in the restricted account so long as the bank continues to maintain associated letters of credit under the facility. The maximum amount of letters of credit currently allowed by the facility is $66.7 million, and any increase above this amount would require bank approval and additional restricted funds to be placed on deposit. The initial term of the facility is one year; however we may choose at any time to terminate the facility and move the associated letters of credit to another credit facility. Letters of Credit outstanding under the Secured Letter of Credit Facility do not reduce the available line of credit under the Revolving Credit Agreement.

As of September 30, 2012, we had letters of credit and bank guarantees outstanding totaling $100.8 million, including the letters of credit described above outstanding under the Revolving Credit Agreement and the Secured Credit Facility, which guarantee either our performance or customer advances under certain contracts. In addition, we had financial letters of credit outstanding totaling $7.2 million as of September 30, 2012, which primarily guarantee our payment of certain self-insured liabilities. We have never had a drawing on a letter of credit instrument, nor are any anticipated; therefore, we estimate the fair value of these instruments to be zero.

Our self-insurance arrangements are limited to certain workers' compensation plans, automobile liability and product liability claims. Under these arrangements, we self-insure only up to the amount of a specified deductible for each claim. Self-insurance liabilities included in other current liabilities on the balance sheet amounted to $8.7 million, $8.4 million, $8.2 million and $7.6 million as of September 30, 2012, 2011, 2010 and 2009 respectively.